UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2022 (February 10, 2022)

SIGNAL HILL ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41281	82-2579543
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2810 N. Church Street, Suite 94644 Wilmington, DE	19802-4447
(Address of principal executive offices)	(Zip Code)

(646) 504-8172

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, which consist of one share of Class A common stock, par value $0.0001 per share, and one-half of one redeemable warrant to purchase one share of Class A common stock	SGHLU	The Nasdaq Global Market

Class A common stock, par value $0.0001 per share	SGHL	The Nasdaq Global Market

Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	SGHLW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On February 15, 2022, Signal Hill Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 10,000,000 units (the “Units”). Each Unit consists of one share of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), and one-half of one redeemable warrant of the Company (the “Warrants”), with each whole Warrant entitling the holder thereof to purchase one whole share of Class A Common Stock at a price of $11.50 per share, subject to adjustment as provided in the Company’s registration statement on Form S-1, initially filed with the Securities and Exchange Commission on January 6, 2022, as later amended (File No. 333-262042) (the “Registration Statement”). The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $100,000,000.

In connection with the IPO, the Company entered into the following agreements previously filed as exhibits to the Company’s Registration Statement:

•

An Underwriting Agreement, dated February 10, 2022, among the Company and B. Riley Securities, Inc. (“B. Riley”), as representative of the underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

•	A Business Combination Marketing Agreement, dated February 10, 2022, between the Company and B. Riley, a copy of which is attached as Exhibit 1.2 hereto and incorporated herein

•	A Warrant Agreement, dated February 10, 2022 between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

•	A Letter Agreement, dated February 10, 2022 (the “Letter Agreement”), among the Company, B. Riley, the Company’s officers and directors, certain security holders and the Company’s sponsor, Signal Hill Acquisition Sponsor, LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

•	An investment Management Trust Agreement, dated February 10, 2022, between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

•	A Registration Rights Agreement, dated February 10, 2022, among the Company and certain security holders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

•	A Private Placement Warrant Purchase Agreement, dated February 10, 2022, between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

•	A Private Placement Warrant Purchase Agreement, dated February 10, 2022, between the Company, the Sponsor, and B. Riley, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

•	An Indemnity Agreements, dated February 10, 2022, between the Company and Jonathan Bond, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

•	An Indemnity Agreement, dated February 10, 2022, between the Company and Grainne Coen, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

•	An Indemnity Agreement, dated February 10, 2022, between the Company and Marcus East, a copy of which is attached as Exhibit 10.8 hereto and incorporated herein by reference.

•	An Indemnity Agreement, dated February 10, 2022, between the Company and Steven G. Felsher, a copy of which is attached as Exhibit 10.9 hereto and incorporated herein by reference.

•	An Indemnity Agreement, dated February 10, 2022, between the Company and Robert LePlae, a copy of which is attached as Exhibit 10.10 hereto and incorporated herein by reference.

•	An Indemnity Agreement, dated February 10, 2022, between the Company and Paul Roberts, a copy of which is attached as Exhibit 10.11 hereto and incorporated herein by reference.

•	An Administrative Services Agreement, dated February 10, 2022, between the Company and the Sponsor, a copy of which is attached as Exhibit 10.12 hereto and incorporated herein by reference.

Furthermore, in connection with the IPO, the Company entered into the following agreements.

An Amended and Restated Private Placement Warrant Purchase Agreement, dated February 15, 2022, between the Company and the Sponsor, a copy of which is attached as Exhibit 10,13 hereto and incorporated herein by reference.

An Amended and Restated Private Placement Warrant Purchase Agreement, dated February 15, 2022, among the Company, the Sponsor, and B. Riley, a copy f which is attached as Exhibit 10.14 hereto and incorporated herein by reference.

A Sponsor Private Placement Agreement, dated February 15, 2022, between the Company and the Sponsor, a copy of which is attached as Exhibit 10.15 hereto and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 4,743,002 private placement warrants (the “Private Placement Warrants”) to the Sponsor and certain initial stockholders, generating gross proceeds to the Company of $4,743,002. Such initial stockholders are 272 Capital Master Fund Ltd. and Equitec Proprietary Markets LLC, who purchased a total of 625,000 founder shares and 2,500,000 private placement warrants for aggregate consideration of $2,500,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 10, 2022, in connection with the IPO, Mr. Jonathan Bond, Mr. Paul Roberts, Mr. Marcus East, Mr. Robert LePlae, and Mr. Steven G. Felsher were appointed to the board of directors of the Company (the “Board”). Each of Mr. Roberts, Mr. East, Mr. LePlae, and Mr. Felsher is an independent director. Effective February 10, 2022, Mr. Felsher, Mr. LePlae and Mr. Roberts were appointed to the Audit Committee of Board, with Mr. Felsher serving as the chair of the Audit Committee. Effective February 10, 2022, Mr. Felsher, Mr. LePlae and Mr. Roberts were appointed to the Compensation Committee of the Board, with Mr. Roberts serving as the chair of the Compensation Committee.

Other than the foregoing, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 8.01	Other Events.

$102,000,000 was placed in a U.S.-based trust account with Continental Stock Transfer & Trust Company acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, if any, and up to $100,000 of interest to pay dissolution expenses, the proceeds from the IPO and certain proceeds from the sale of the Private Placement Warrants held in the trust account will not be released from the trust account until the earliest of (a) the completion of the Company’s initial business combination, (b) the redemption of any public shares properly submitted in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation (i) to modify the substance or timing of the Company’s obligation to redeem 100% of our public shares if the Company does not complete its initial business combination within 15 months from the closing of the IPO, which is extendable at the Company’s option to up to 21 months (as set forth in the Registration Statement) from the closing of the IPO, as provided by Section 9.1(c) of the Second Amended and Restated Certificate of Incorporation, or (ii) with respect to any other provision relating to stockholders’ rights or pre-business combination activity, and (c) the redemption of the Company’s public shares if the Company is unable to complete its initial business combination within 15 months from the closing of the IPO, which is extendable at the Company’s option to up to 21 months from the closing of the IPO, as provided by Section 9.1(c) of the Second Amended and Restated Certificate of Incorporation, subject to applicable law.

On February 11, 2022, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On February 15, 2022, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

1.1	Underwriting Agreement, dated February 10, 2022, among the Company and B. Riley, as representative of the underwriters.

1.2	Business Combination Marketing Agreement, dated February 10, 2022, between the Company and B. Riley.

4.1	Warrant Agreement, dated February 10, 2022 between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated February 10, 2022, among the Company, B. Riley, the Company’s officers and directors and the Sponsor

10.2	Investment Management Trust Agreement, dated February 10, 2022, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated February 10, 2022, among the Company and certain security holders.

10.4	Private Placement Warrants Purchase Agreement, dated February 10, 2022, between the Company, the Sponsor, and B. Riley.

10.5	Private Placement Warrants Purchase Agreement, dated February 10, 2022, between the Company and the Sponsor.

10.6	Indemnity Agreement, dated February 10, 2022, between the Company and Jonathan Bond.

10.7	Indemnity Agreement, dated February 10, 2022, between the Company and Grainne Coen.

10.8	Indemnity Agreement, dated February 10, 2022, between the Company and Marcus East.

10.9	Indemnity Agreement, dated February 10, 2022, between the Company and Steven G. Felsher.

10.10	Indemnity Agreement, dated February 10, 2022, between the Company and Robert LePlae.

10.11	Indemnity Agreement, dated February 10, 2022, between the Company and Paul Roberts.

10.12	Administrative Services Agreement, dated February 10, 2022, between the Company and the Sponsor.

10.13	Amended and Restated Private Placement Warrant Purchase Agreement, dated February 15, 2022, between the Company and the Sponsor.

10.14	Amended and Restated Private Placement Warrant Purchase Agreement, dated February 15, 2022, among the Company, the Sponsor, and B. Riley.

10.15	Sponsor Private Placement Agreement, dated February 15, 2022, between the Company and the Sponsor.

99.1	Press Release, dated February 11, 2022.

99.2	Press Release, dated February 15, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Signal Hill Acquisition Corp.

Date: February 16, 2022	By:	/s/ Jonathan Bond
		Name:	Jonathan Bond
		Title:	Chief Executive Officer